Rule 497(e)
File Nos. 33-64240 and 811-07776

Trillium®

A Flexible Premium Variable Deferred Annuity Policy

offered by First Great-West Life & Annuity Insurance Company in connection with its Variable Annuity-3 Series Account

Supplement dated June 10, 2010 to the
Prospectus and Statement of Additional Information dated May 1, 2002

The Board of Directors of the Seligman Portfolios, Inc. approved the liquidation of the Seligman Common Stock Portfolio, Seligman International Growth Portfolio and the Seligman Investment Grade Fixed Income Portfolio (collectively, the “Liquidating Portfolio(s)”).

The redemption of outstanding shares and the liquidation of the Liquidating Portfolios is anticipated to take place on or about August 13, 2010 (the “Redemption Date”).  As a result, effective August 12, 2010, the Sub-Accounts investing in the Liquidating Portfolios will be closed to new Contributions and incoming Transfers.

All other Portfolios are unaffected by the recent action of the Seligman Board, and will continue to remain available as Sub-Account investment options after the Redemption Date

Any Policy owner utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as:  Dollar Cost Averaging Privilege, or Portfolio Rebalancing involving a Liquidating Portfolio Sub-Account should contact an annuity account representative immediately to make alternate arrangements.  If you fail to make alternate arrangements by the Redemption Date, allocations made to the Liquidating Portfolio Sub-Accounts utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature will be directed to the Maxim Money Market Portfolio Sub-Account.

You may elect to transfer your contract value in a Liquidating Portfolio Sub-Account before the Redemption Date by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920.  You may also use the Intouch® Voice Response System at 1-800-905-1959 to elect a Transfer from a Liquidating Portfolio Sub-Account to another Portfolio Sub-Account or the web site at www.GWRS.com.

Any Transfer(s) from a Sub-Account of the Liquidating Portfolios into a Sub-Account of another Portfolio will not count against the first 12 free Transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you have not transferred your contract value out of the Liquidating Portfolio Sub-Accounts as of the Redemption Date, your contract value invested in the Liquidating Portfolio Sub-Accounts will be automatically transferred to the Maxim Money Market Portfolio.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2002.  Please keep this supplement for future reference.